UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina		27360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Old Dominion Freight Line, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 20, 2026. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2026, were voted upon by the Company’s shareholders at the Annual Meeting. The final voting results are reported below.

Proposal 1 – Election of Twelve Directors

Each of the following individuals were elected by the shareholders to serve as directors for one-year terms and until their respective successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes
Sherry A. Aaholm	183,813,191	6,576,295	4,326,861
David S. Congdon	186,746,261	3,643,225	4,326,861
John R. Congdon, Jr.	187,908,844	2,480,642	4,326,861
Andrew S. Davis	187,252,135	3,137,351	4,326,861
Kevin M. Freeman	188,666,707	1,722,779	4,326,861
Bradley R. Gabosch	187,532,136	2,857,350	4,326,861
Greg C. Gantt	188,571,489	1,817,997	4,326,861
John D. Kasarda	175,247,822	15,141,664	4,326,861
Cheryl S. Miller	188,932,955	1,456,531	4,326,861
A. Randolph Smith, II	189,420,396	969,090	4,326,861
Wendy T. Stallings	187,255,529	3,133,957	4,326,861
Thomas A. Stith, III	187,188,613	3,200,873	4,326,861

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
184,208,910	6,104,470	76,106	4,326,861

Proposal 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved by the shareholders based on the following vote:

For	Against	Abstain
188,612,780	6,044,992	58,575

Item 8.01. Other Events.

On May 21, 2026, the Company issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.29 per share of common stock, payable on June 17, 2026, to shareholders of record at the close of business on June 3, 2026. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ Clayton G. Brinker
Clayton G. Brinker
Vice President – Accounting and Finance
(Principal Accounting Officer)

Date: May 21, 2026